EXHIBIT 10.9 (j)

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("Agreement") is entered into this 1st day of November 2002 by and between Sunswipe Australasia Pty Ltd, of Bickhams Court East St. Kilda, Victoria 3183, Australia ("Assignor") and Cohero Group, Inc., of 253 5th Avenue 7th Floor, New York, NY 10016, ("Assignor"), and I.T. Technology, Inc. a Delaware corporation, of 15303 Ventura Boulevard, Suite 900, Sherman Oaks, California 91403 ("Assignee").

         Pursuant to the terms of this Agreement, in exchange for the satisfaction of $119,641.78 (USD) of obligations owed by Assignor to Assignee in connection with the loan arrangements reached in February 2002, Assignor hereby assigns, conveys, transfers and delivers all of its right, title and interest in and to $119,641.78 (USD) of that certain Promissory Note (Loan Agreement) dated January 11, 2001 (the "Loan") that Stampville.com, Inc. a New York corporation (the "Obligor") to Assignor (the "Note Assignment").

         In connection with and limited to the Note Assignment, Assignee hereby agrees to assume all of Assignor's obligations under that certain Loan Agreement dated January 11, 2001 between Assignor and the Obligor.

         IN WITNESS WHEREOF, Assignor, Assignee and the Obligor have duly executed this Assignment and Assumption Agreement as of the date first above written.


                                                   SUNSWIPE AUSTRALASIA PTY LTD.

                                                   By: /s/Lisa Mochkin
                                                   Name: Lisa Mochkin
                                                   Title: Director


                                                   COHERO GROUP, INC.

                                                   By: /s/ Mendel Mochkin
                                                   Name: Mendel Mochkin
                                                   Title: Managing Director


AGREED TO AND ACCEPTED
THIS 4th DAY OF NOVEMBER  2002

STAMPVILLE.COM, INC.

By: /s/ Jonathan Malamud
Name: Jonathan Malamud
Title: President